Exhibit 21

NAME OF SUBSIDIARY:	STATE/COUNTRY OF INCORPORATION:
Hydratight Angola Lda	Angola
Actuant Australia Pty. Ltd.	Australia
Hydratight (Asia Pacific) Pty. Ltd.	Australia
Jeyco (1992) Pty. Ltd.	Australia
Ricci Australia Holding, LLC	Australia
Viking SeaTech (Australia) Pty. Ltd.	Australia
Hydratight Equipamentos Servicos e Industria Ltda.	Brazil
Power Packer do Brazil Ltda.	Brazil
Turotest Medidores Ltda.	Brazil
Actuant Canada Corporation	Canada
Actuant Changchun Co. Ltd.	China
Actuant China Industries Co. Ltd.	China
Actuant China Ltd.	China
Actuant Shanghai Trading Co. Ltd.	China
Actuant Holdings, LLC	Delaware
Actuant International Holdings, Inc.	Delaware
Actuant UK Holdings, LLC	Delaware
ASCP Weasler Holdings, Inc.	Delaware
ATU Industrial Holdings LLC	Delaware
Cortland Company, Inc	Delaware
GB Tools and Supplies LLC	Delaware
Hydratight Operations, Inc.	Delaware
Maxima Holding Company Inc.	Delaware
Maxima Holdings Europe, Inc	Delaware
Maxima Technologies & Systems, LLC.	Delaware
Power Packer North America, Inc.	Delaware
Precision Sure-Lock, Inc.	Delaware
Sanlo, Inc	Delaware
Versa Technologies, Inc.	Delaware
Weasler Engineering (Europe), Inc	Delaware
Weasler Engineering, Inc	Delaware
CrossControl OY	Finland
Actuant Europe Holdings SAS	France
Actuant France Holdings SASU	France
Actuant France SAS	France
Hydratight SAS	France
Yvel SAS	France
CPS Convertible Power Systems GmbH	Germany
Enerpac GmbH	Germany
Hydratight Injectaseal Deutschland GmbH	Germany
Actuant Global Sourcing, Ltd.	Hong Kong
Actuant International Services, Ltd.	Hong Kong
Mastervolt Asia Ltd.	Hong Kong
Actuant Hungary Holding Kft.	Hungary
Actuant Hungary Kft.	Hungary
ATU Hungary Holding Kft.	Hungary

Weasler Engineering Kft.	Hungary
Actuant India Pvt. Ltd.	India
Enerpac Hydraulics (India) Pvt. Ltd.	India
Engineered Solutions LP	Indiana
PT Viking SeaTech Indonesia	Indonesia
Enerpac SpA	Italy
Applied Power Japan Ltd.	Japan
MT&S Europe, S.a.r.l.	Luxembourg
CrossControl Sdn. Bhd.	Malaysia
Actuant Mexico Holdings S. de R.L. de C.V.	Mexico
Instrumentos Stewart Warner de Mexico S.A. de C.V.	Mexico
Actuant Europe CV	Netherlands
Actuant Finance CV	Netherlands
Applied Power Europa BV	Netherlands
ATU Euro Finance BV	Netherlands
ATU Global Holdings BV	Netherlands
ATU Global Holdings CV	Netherlands
ATU Global Holdings II BV	Netherlands
ATU Global Holdings III BV	Netherlands
Enerpac BV	Netherlands
Enerpac Integrated Solutions BV	Netherlands
Hydratight BV	Netherlands
Power Packer Europa BV	Netherlands
Weasler Engineering BV	Netherlands
Actuant Investments, Inc.	Nevada
ATU M.E. Investments, LLC	Nevada
Actuant Electrical, Inc.	New York
BW Elliott Mfg. Co., LLC	New York
Actuant Norway Holdings AS	Norway
Hydratight Norge AS	Norway
Selantic AS	Norway
Viking SeaTech Group AS	Norway
Viking SeaTech Holdings AS	Norway
Viking SeaTech Norge AS	Norway
Actuant LLC	Russia
Actuant Asia Pte. Ltd.	Singapore
Enerpac Asia Pte. Ltd.	Singapore
Enerpac Integrated Solutions Pte. Ltd.	Singapore
Hydratight Pte. Ltd.	Singapore
Viking SeaTech (Singapore) Pte Ltd.	Singapore
Viking SeaTech Holdings (Singapore) Pte Ltd.	Singapore
Enerpac Africa (Pty) Ltd.	South Africa
Actuant Korea Ltd.	South Korea
Enerpac Spain, S.L.	Spain
Maxima Spain Holdings, S.L.	Spain
Maxima Technologies, S.L.	Spain
Actuant Holdings AB	Sweden
Actuant Sweden HB	Sweden
CrossCo Investment AB	Sweden
Enerpac Scandinavia AB	Sweden

maximatecc AB	Sweden
Hayes Industries, Ltd.	Texas
Hayes Specialty Machining, Ltd.	Texas
PSL Holdings, Inc.	Texas
Hydratight Ltd.	Trinidad
Ergun Hidrolik Sanayi VE Ticaret A.S.	Turkey
Actuant Acquisitions Ltd.	UK
Actuant Energy Ltd.	UK
Actuant Finance Ltd	UK
Actuant International Ltd.	UK
Actuant Ltd.	UK
Cortland Fibron BX Ltd.	UK
Cortland UK Holdings Ltd.	UK
D.L. Ricci Ltd.	UK
Energise IT Ltd.	UK
Enerpac Ltd.	UK
Hedley Purvis Group Ltd.	UK
Hedley Purvis Holdings Ltd.	UK
Hedley Purvis International Ltd.	UK
Hedley Purvis Ventures Ltd.	UK
Hydratight Ltd.	UK
Hydratight Operations, Ltd.	UK
Venice Fundco Ltd.	UK
Venice Topco Ltd.	UK
Viking Moorings Group Ltd.	UK
Viking Moorings Holdings Ltd.	UK
Viking SeaTech Ltd.	UK
Enerpac Middle East FZE	United Arab Emirates
Hydratight FZ LLC	United Arab Emirates
Hydratight FZE	United Arab Emirates
Hydratight Angola Lda	Angola
Actuant Australia Pty. Ltd.	Australia
Hydratight (Asia Pacific) Pty. Ltd.	Australia
Jeyco (1992) Pty. Ltd.	Australia
Ricci Australia Holding, LLC	Australia
Viking SeaTech (Australia) Pty. Ltd.	Australia
Hydratight Equipamentos Servicos e Industria Ltda.	Brazil
Power Packer do Brazil Ltda.	Brazil
Turotest Medidores Ltda.	Brazil
Actuant Canada Corporation	Canada
Actuant Changchun Co. Ltd.	China
Actuant China Industries Co. Ltd.	China
Actuant China Ltd.	China
Actuant Shanghai Trading Co. Ltd.	China
Actuant Holdings, LLC	Delaware
Actuant International Holdings, Inc.	Delaware
Actuant UK Holdings, LLC	Delaware